                                                                    EXHIBIT 10.3

                         WAIVER #2 TO CREDIT AGREEMENT
                             AMONG CONVERSE INC.,
                   BT COMMERCIAL CORPORATION, AS AGENT, AND
                         CERTAIN LENDERS NAMED THEREIN

                              Dated July 31, 1998


     This Waiver #2 to that certain Credit Agreement, dated as of May 21, 1997, as amended from time to time (collectively, "Credit Agreement"), by and among BT Commercial Corporation ("Agent"), the Lenders party thereto, and Converse Inc. ("Borrower") is entered into as of the date stated above by the Borrower, the Agent and the Lenders. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Credit Agreement.

                                    W I T N E S S E T H:

     WHEREAS, the Agent, the Lenders and the Borrower are parties to the Credit Agreement; and

     WHEREAS, the Credit Agreement imposes certain financial covenants and restrictions on the Borrower; and

     WHEREAS, the Borrower has advised Agent that Borrower has failed to comply with one of the financial covenants of the Credit Agreement, and has requested, and the Agent and the Lenders have agreed, subject to the terms and conditions contained herein, to waive such non-compliance.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Agent, the Lenders and the Borrower hereby agree as follows:

     1.  WAIVER REGARDING INTEREST COVERAGE RATIO.  The Agent and the Lenders
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hereby waive Borrower's failure to comply with the provisions of Section 7.7 of the Credit Agreement for the fiscal quarter ended June, 1998. Such waiver is limited to Borrower's non-compliance with Section 7.7 for the fiscal quarter ended June, 1998 and is not a waiver with respect to any other fiscal quarter or any other provision of the Credit Agreement generally.

     2.  REAFFIRMATION.  The Borrower hereby reaffirms to the Agent and each of
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the Lenders that, except as modified hereby, the Credit Agreement and all of the Credit Documents remain in full force and effect and have not been otherwise waived, modified or amended.

     3.  GOVERNING LAW AND INTERPRETATION.  This Waiver has been delivered in
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Chicago, Illinois, and shall be governed by and construed in accordance with the provisions of the Credit Agreement and the laws and decisions of the State of Illinois without giving effect to the conflict of law principles thereunder.

     4.  COUNTERPARTS.  This Waiver may be executed in one or more counterparts,
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each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Waiver may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Waiver to be duly executed and delivered as of the day and year first above written.



                                       AGENT:
                                       -----

                                       BT COMMERCIALCORPORATION

                                       By:  /s/ Frank Fazio
                                          -----------------
                                       Name:   Frank Fazio
                                       Title:  Vice President


                                       BORROWER:
                                       --------

                                       CONVERSE INC.

                                       By:  /s/ Donald Camacho
                                          --------------------
                                       Name:  Donald J. Camacho
                                       Title: Senior Vice President and
                                              Chief Financial Officer

                                       LENDERS:
                                       --------


                                       BT COMMERCIAL CORPORATION

                                       By:  /s/ Frank Fazio
                                          -----------------
                                       Name:   Frank Fazio
                                       Title:  Vice President


                                       LASALLE NATIONAL BANK

                                       By:  /s/ Christopher G. Clifford
                                          -----------------------------
                                       Name:   Christopher G. Clifford
                                       Title:  Senior Vice President


                                       HELLER FINANCIAL, INC.

                                       By:  /s/ Linda G. Peddle
                                          ---------------------
                                       Name:   Linda G. Peddle
                                       Title:  Vice President


                                       SANWA BUSINESS CREDIT
                                       CORPORATION

                                       By:  /s/ Lawrence J. Placek
                                          ------------------------
                                       Name:   Lawrence J. Placek
                                       Title:  Vice President


                                       NATIONSBANK OF TEXAS, N.A.

                                       By:
                                           -----------------------
                                       Name:
                                       Title:

                                       FLEET CAPITAL CORPORATION

                                       By:  /s/ Jennifer S. Mellitt
                                          -------------------------
                                       Name:   Jennifer S. Mellitt
                                       Title:  Vice President


                                       BNY FINANCIAL CORPORATION

                                       By:  /s/ Daniel J. Murray
                                          ----------------------
                                       Name:   Daniel J. Murray
                                       Title:  Vice President

                                       BANKBOSTON, N.A.

                                       By:  /s/ Frank A. Gianino
                                          ----------------------
                                       Name:   Frank A. Gianino
                                       Title:  Vice President


                                       FINOVA FINANCIAL CORPORATION

                                       By:  /s/ Brian Rujawitz
                                          --------------------
                                       Name:   Brian Rujawitz
                                       Title:  Assistant Vice President